UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2019

LAZYDAYS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38424	82-4183498
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6130 Lazy Days Blvd., Seffner, Florida	33584
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 8 Other Events

Item 8.01. Other Events

On January 24, 2019, the Board of Directors of Lazydays Holdings, Inc. (“Lazydays” or the “Company”) established May 20, 2019 as the date of the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”). The record date for determination of stockholders entitled to notice of, and to vote at, the 2019 Annual Meeting is March 25, 2019.

The exact time and location of the 2019 Annual Meeting along with all other relevant information concerning the 2019 Annual Meeting will be included in Lazydays’ 2019 Annual Meeting proxy statement, which will be filed with the SEC and become available to Lazydays’ stockholders at a later date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

January 29, 2019	By:	/s/ William P. Murnane
Date		William P. Murnane
Chief Executive Officer

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